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                                AIM BALANCED FUND
                            AIM GLOBAL UTILITIES FUND
                                 AIM GROWTH FUND
                               AIM HIGH YIELD FUND
                                 AIM INCOME FUND
                        AIM INTERMEDIATE GOVERNMENT FUND
                              AIM MONEY MARKET FUND
                             AIM MUNICIPAL BOND FUND
                                 AIM VALUE FUND

                     (SERIES PORTFOLIOS OF AIM FUNDS GROUP)

                    SUPPLEMENT DATED FEBRUARY 2, 1996 TO THE
            STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1995,
       AS REVISED AUGUST 22, 1995 AND SUPPLEMENTED SEPTEMBER 20, 1995,
                    OCTOBER 20, 1995 AND DECEMBER 28, 1995


         This Supplement replaces and incorporates the Supplements dated September 20, 1995, October 20, 1995 and December 28, 1995.

         An additional fundamental investment policy is added for AIM Income Fund on page 25 as follows:

The Fund may not:
       . . . .

         13. Issue senior securities except to the extent permitted by the 1940 Act, including permitted borrowing.

         The Sub-Advisory Agreement among CIGNA Investments, Inc., A I M Advisors, Inc. ("AIM") and AIM Funds Group terminated effective September 20, 1995. As of that date, AIM assumed sole responsibility for providing investment advice to AIM HIGH YIELD FUND.

         The third sentence of the fourth paragraph on page 3 is revised to read in its entirety as follows: "From time to time, sales literature and/or advertisements for any of the Funds may disclose (i) the largest holdings in the Fund's portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders."

         On page 32, Carl Frischling should be designated as a trustee who is an "interested person" of the Trust as defined in the 1940 Act.

         Effective September 25, 1995, the name of AIM GOVERNMENT SECURITIES FUND was changed to AIM INTERMEDIATE GOVERNMENT FUND.

         Effective October 19, 1995, The Bank of New York became the custodian for AIM MUNICIPAL BOND FUND. The address of The Bank of New York is 110 Washington Street, New York, New York 10286.

         The discussion under the caption "Determination of Net Asset Value" beginning on page 49 is revised to reflect that effective January 2, 1996, the net asset value per share (or share price) of each AIM Fund other than AIM MONEY MARKET FUND will be determined as of the close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each business day of a fund. The net asset value per share (or share price) of AIM MONEY MARKET FUND will be determined as of 12:00 noon and the close of trading of the New York Stock Exchange on each business day of the fund. For purposes of determining net asset value per share, futures and options contacts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange.

         Shares of the AIM Funds are purchased, exchanged or redeemed at the net asset value next determined after receipt of an order for purchase, exchange or redemption in proper form. Accordingly, orders for purchases, exchanges and redemptions of shares of an AIM Fund other than AIM MONEY MARKET FUND received by dealers prior to 4:00 p.m. Eastern Time on any business day of an AIM Fund and either received by AIM Distributors in its Houston, Texas office prior to 5:00 p.m. Central Time on that day or transmitted by dealers to the Transfer Agent through the facilities of the National Securities
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Clearing Corporation by 7:00 p.m. Eastern Time on that day will be confirmed at the price determined as of the close of that day. Orders received by dealers after 4:00 p.m. Eastern Time will be confirmed at the price determined on the next business day of the AIM FUND. Orders for purchases, exchanges and redemptions of shares of AIM MONEY MARKET FUND received by dealers prior to 12:00 noon or 4:00 p.m. Eastern Time on any business day of the fund will be confirmed at the price next determined.